SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under ss.240.14a-12

                           Far East Energy Corporation
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1),14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)   Title of each class of securities to which transaction applies:

   (2)   Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)   Proposed maximum aggregate value of transaction:

   (5)   Total fee paid:

[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:
      2. Form, Schedule or Registration Statement No.:
      3. Filing Party:
      4. Date Filed:

                           FAR EAST ENERGY CORPORATION
                   400 N. Sam Houston Parkway East, Suite 205
                              Houston, Texas 77060
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 14, 2002
                            -------------------------

                              To Our Shareholders:

   You are cordially invited to attend the Annual Meeting of the Shareholders of Far East Energy Corporation (hereinafter referred to as the "Company"), to be held on Friday, June 14, 2002 at 2:00 p.m. (CDT) at the Sofitel Hotel, 425 North Sam Houston Parkway, East, Houston, Texas 77060, for the following purposes:

      1. PROPOSAL NO. 1:   To elect the Board of Directors, each to serve until
                           the next Annual Meeting of the shareholders or until their respective successors are elected and qualify;

      2. PROPOSAL NO. 2:   To ratify and approve the selection by the Board of
                           Directors of the Payne, Falkner, Smith & Jones, P.C.
                           as the Company's independent accountants for the current year;

      3. PROPOSAL NO. 3:   To consider and vote upon such other business as may
                           properly come before the meeting or any adjournment thereof.

   The complete text of these proposals and the reasons your directors have proposed their adoption are contained in the Proxy Statement, and you are urged to carefully study them. If you do not plan to attend the Annual Meeting, you are respectfully requested to sign, date and return the accompanying Proxy promptly.

   FOR THE REASONS STATED HEREIN, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" THESE PROPOSALS. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY. THIS WILL NOT PREVENT YOU FROM ATTENDING AND VOTING YOUR SHARES IN PERSON. PROMPT RETURN OF YOUR PROXY WILL REDUCE THE COMPANY'S EXPENSES IN THIS MATTER.

   Only shareholders of record as shown on the books of the Company at the close of business on May 17, 2002 will be entitled to vote at the Annual Meeting or any adjournment thereof. A list of the Company's shareholders entitled to notice of, and to vote at, the Annual Meeting will be made available during regular business hours at the Company's principal executive offices at 400 N. Sam Houston Parkway East, Suite 205

Houston, Texas 77060 from the date of this notice for inspection by any shareholder for any purpose germane to the Annual Meeting.

   The Annual Meeting may adjourn from time to time without notice other than by announcement at the Annual Meeting, or at any adjournments thereof, and any and all business for which the Annual Meeting is hereby noticed may be transacted at any such adjournments.

   By order of the Board of Directors,
   Bill Jackson, President

                           FAR EAST ENERGY CORPORATION
                   400 N. Sam Houston Parkway East, Suite 205
                              Houston, Texas 77060

          PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                ON JUNE 14, 2002

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      This Proxy Statement is being furnished to shareholders of Far East Energy Corporation (the "Company") in connection with the Board of Director's solicitation of proxies for use at the annual meeting of shareholders to be held on June 14, 2002, and at any adjournment of that meeting (the "Annual Meeting"). The first date on which this Proxy Statement and the form of Proxy are first being mailed to shareholders of the Company is on or about May 24, 2002.

      The Board of Directors has fixed May 17, 2002 as the record date for determining stockholders who are entitled to vote at the Annual Meeting. At the close of business on May 17, 2002, the Company had issued and outstanding 45,750,500 shares of common stock (the "Common Stock"), held of record by approximately 74 stockholders. Each share of Common Stock is entitled to one vote on each matter properly coming before the Annual Meeting.

      The Company will not solicit proxies personally, by telephone or facsimile. The Company, however, may make a request by telephone, facsimile, or mail strictly limited to confirming the shareholder's receipt of the proxy and requesting that the shareholder sign and return the proxy solicited by this statement. The Company does not expect to pay compensation to any party other than employees (and then only their regular salaries plus expenses) for the solicitation of proxies, but may reimburse brokers, custodians, nominees and fiduciaries for the expense of forwarding solicitation material and proxies to beneficial owners of their outstanding stock. The cost of soliciting proxies, not expected to exceed $15,000, will be borne by the Company.

      All proxies will be voted in accordance with the instructions contained therein, if properly executed and not revoked. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of the Annual Meeting. The management of the Company does not know of any other matters which will be presented for action at the Annual Meeting, but the person named in the Proxy intends to vote or act with respect to any other proposal which may be presented for action in accordance with his best judgment. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Corporate Secretary of the Company or by voting in person at the Annual Meeting.

      The presence in person or by executed proxy of the holders of a majority of the aggregate voting power represented by the shares of Common Stock, issued and outstanding and entitled to vote at the meeting, together as a single class, shall constitute a quorum for transacting business at the meeting. Any shares which are withheld or abstain from voting will be counted for the purpose of obtaining a quorum. Shares held in "street name" by brokers or nominees who indicate that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes") will not be counted as votes "for" or "against" the proposals, and will not be counted as shares voted on such matter.

      The total number of votes cast "for" will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve each proposal. Abstentions from voting on a proposal, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes against the proposals, but will not affect the election of directors.

      The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the meeting is required to elect the Board of Directors and to ratify and approve the selection by the Board of Payne, Falkner, Smith & Jones, P.C. as the Company's independent accountant for the current year.

      Management of the Company has been informed by the executive officers, directors, and control persons of the Company that such parties intend to vote all shares they beneficially hold with voting rights FOR the nominees and FOR all of the proposals set forth in the notice. Together, such parties and proxies represent approximately 20.7% of the votes eligible to be cast at the Annual Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information concerning the ownership of the Company's Common Stock as of May 17, 2002, with respect to:
(i) each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. The number of shares listed as beneficially owned in the following table reflect the forward stock split of eighteen-for-one (18-for-1) of the Company's issued and outstanding common stock which became effective on January 1, 2002. As of May 17, 2002, there were 45,750,500 shares of Common Stock issued and outstanding.


  Title of Class     Name and Address of       Amount and Nature     Percent of
                      Beneficial Owner           of Beneficial        Class (1)
                                                  Ownership(1)
--------------------------------------------------------------------------------
                   Executive Officers and Directors
--------------------------------------------------------------------------------
   Common Stock            Bill Jackson              1,000,000          2.2%
($0.001 par value)  400 N. Sam Houston Pkwy E.
                            Suite 205
                       Houston, Texas 77060
--------------------------------------------------------------------------------
   Common Stock          Jawaharlal Gondi          7,000,000 (2)        15.3%
($0.001 par value)  400 N. Sam Houston Pkwy E.
                            Suite 205
                       Houston, Texas 77060
--------------------------------------------------------------------------------
   Common Stock            Tun Aye Sai               1,000,000          2.2%
($0.001 par value)  400 N. Sam Houston Pkwy E.
                            Suite 205
                       Houston, Texas 77060
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Common Stock           Ramesh Kalluri              150,000       Less than 1%
($0.001 par value)  400 N. Sam Houston Pkwy E.
                            Suite 205
                       Houston, Texas 77060
--------------------------------------------------------------------------------
   Common Stock          John Springsteen             200,000       Less than 1%
($0.001 par value)  400 N. Sam Houston Pkwy E.
                            Suite 205
                       Houston, Texas 77060
--------------------------------------------------------------------------------
   Common Stock           Chris Jackson               100,000       Less than 1%
($0.001 par value)  400 N. Sam Houston Pkwy E.
                            Suite 205
                       Houston, Texas 77060
--------------------------------------------------------------------------------
   Common Stock             Joe Cooper                   0               n/a
($0.001 par value)  400 N. Sam Houston Pkwy E.
                            Suite 205
                          Houston, Texas
--------------------------------------------------------------------------------
   Common Stock    Directors and Executive Officers
($0.001 par value)          as a Group               9,450,000          20.7%
                         (6 individuals)
--------------------------------------------------------------------------------

      (1) The number of shares and the percentage of the class beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

      (2) Jawaharlal Gondi is the principal beneficial owner of 100% of the voting stock of the Arthi Trust. The Arthi Trust owns 4,000,000 shares of the Company's Common Stock. These shares are reflected in the total 7,000,000 shares owned by Jawaharlal Gondi.

Change in Control

      On April 17, 2002, John Green, our former president, and Ann Frazer, our former secretary, transferred Twenty Two Million Five Hundred Thousand (22,500,000) shares ("Shares") of our Common Stock (post forward stock split) to thirty-one (31) persons ("Recipients"). John Green held Eighteen Million (18,000,000) shares, and Ann Frazer held Four Million Five Hundred Thousand (4,500,000) shares. There were 40,500,000 shares of Common Stock issued and outstanding as of that date giving Green and Frazer a combined control of 55.6%. Consideration for the Shares consist of services rendered, or to be rendered, by the Recipients to us.

      Only one person received shares equal to more than five percent (5%) of the Company's outstanding Common Stock, Jawaharlal Gondi. Mr. Gondi is the Company's Chairman and he owns 7,000,000 shares or 15.3%:

      Shareholder         Number of Shares     Percentage of Voting Securities
      -----------         ----------------     -------------------------------
      Jawaharlal Gondi*      7,000,000               15.3%

*Includes 4,000,000 shares owned by the Arthi Trust which Jawaharlal Gondi 100% beneficially owns.

                             DESCRIPTION OF BUSINESS

General

      The Company was incorporated as Egoonline.com ("Egoonline"), on February 4, 2000 to engage in the business of providing Internet-based takeout service for restaurants. Egoonline changed its name to EZfoodstop.com ("EZfoodstop") on April 26, 2000. Although the Company originally engaged in providing Internet-based takeout services, it abandoned those operations in 2001 becoming a dormant shell without assets or liabilities. EZfoodstop changed its name to Far East Energy Corporation on January 10, 2002.

      On January 25, 2002, the Company entered into two Production Sharing Contracts with the China United Coal Bed Methane Corporation ("CUCBM"), which has exclusive legal authority over all coal bed methane gas in the People's Republic of China ("PRC").

      The Product Sharing Contracts are subject to formal ratification by PRC's Ministry of Foreign Trade and Economic Co-operation (MOFTEC). Although the Company is extremely confident the agreements will be ratified, and the Company knows of no similar agreement which has not been ratified by MOFTEC, no assurances can be given that ratification will be granted, or when it may be granted.

      Pursuant to the two Product Sharing Contracts, the Company received the authority from CUCBM to jointly explore, develop, produce and sell coal bed methane gas in and from a total area of 1330 square kilometers, in Enhong, Laochang and Zhaotong areas of Yunnan Province, PRC. Coal bed methane is a form of natural gas that exists naturally in coal seams. The Yunnan Provincial Coal Geological Bureau has estimated that the above joint venture area contains a potential resource in excess of 6 trillion cubic feet of methane gas. The Company is currently in the process of obtaining a reserve valuation report from a US independent coal bed methane gas consulting firm on this resource.

      The Company has the right to earn a minimum of 60% interest in the joint venture, with CUCBM retaining the remaining 40%. In the event that CUCBM elects to participate at a level less than 40%, their interest will be reduced proportionately, increasing the Company's participating interest. In exchange for the Company's product sharing interest, it has agreed to provide, over the next three years, signing, training and assistance fees totaling approximately $890,000 to CUCBM. Additionally, drilling seven (7) exploration wells and twelve
(12) pilot development wells is the sole responsibility and liability of the Company. The estimated cost of drilling such nineteen (19) wells is approximately Seven Million Dollars (US$7,000,000). Accordingly, the total cost of acquiring the product sharing rights in these reserves is approximately $7,890,000, of which $7,390,000 will be reimbursable from future revenues, if any.

      After completion of these exploration and pilot development wells, CUCBM has agreed to contribute forty percent (40%) of further expenditures towards their joint venture interest. The exploration program will not be commenced by the Company until the Agreement is formally ratified by MOFTEC.

      On April 24, 2002, the Company executed a memorandum of understanding ("Memorandum") with Panjiang Coal-Electricity Co. Ltd. ("Panjiang") of Panxian County, Guizhou Province, in the People's Republic of China. Under the Memorandum, the Company will extract and use coal mine methane gas from six (6) operating Panjiang coal mines which cover an area of 120 square kilometers. The Company awaits a certified petroleum engineer's report concerning the size of this natural resource.

      In consideration for our right to capture this coal mine methane gas, the Company has agreed to pay a total of $3,300,000 to Panjiang over the next three
(3) years with $300,000 being paid at the beginning of the thirteenth (13th) month, $600,000 being paid at the beginning of the nineteenth (19th) month, $1,100,000 being paid at the beginning of the twenty-seventh (27th) month, and $1,300,000 being paid at the beginning of the thirty third (33rd) month. Additionally, the Company has agreed to provide Panjiang with 16,000,000 cubic meters per year of untreated, minimum 30% concentration, coal mine methane gas (equivalent to 5,500,000 cubic meters of pure methane) for use in Panjiang employee households. The term of the agreement is for twenty (20) years from the first sale of methane gas produced by us, and may be extended by mutually agreed terms. The Company may withdraw from the project at any time by providing ninety
(90) days written notice to Panjiang. After the expiration of the first seven
(7) year period, the Company will pay Panjiang the following percentage of net profits derived from its sale of coal mine methane gas and its products:

      Year Eight                       10%
      Year Nine through Sixteen        20%
      Year Seventeen through Twenty    50%

      Other than general corporate activities, including but not limited to the negotiation and consummation of the Agreement to explore, develop, produce and sell coal bed methane in China, the Company has not engaged in any substantive business operations.

      Upon commencement of the Company's exploration and production operations, it intends to identify applicable environmental laws and regulations governing such operations in China and use its best efforts to maintain its compliance. The costs and effects of such compliance have not yet been determined by the Company.

      As of May 15, 2002, the Company had a total of seven (7) employees, all of which were employed full-time.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

      The Company's Common Stock received the symbol "EZFS" on the OTC Bulletin Board on February 15, 2001. On January 16, 2002, the Company's symbol was changed to "FEEC" to reflect the Company's name change to Far East Energy Corporation. Because no meaningful trading market for the Company's Common Stock occurred until 2002, the table below sets forth the high and low sales prices for the Company's Common Stock for only the first quarter of 2002. The quotations below reflect inter-dealer prices, without retail markup, markdown or commission and may not represent actual transactions. All figures reflect an eighteen-for-one (18-for-1) forward stock split which became effective on January 1, 2002.

      Year     Quarter     High     Low
      2002     First       $3.95    $2.50

      As of May 22, 2002, the closing trading price for the Company's Common Stock was $3.965.

Shareholders

      As of December 31, 2001, there was a total of 2,250,000 shares of Common Stock outstanding. As of March 26, 2002, and taking into consideration the eighteen-for-one (18-for-1) forward stock split, there were 45,750,500 shares of Common Stock held of record by approximately seventy four (74) shareholders. The par value of the Company's common stock remains at $0.001 per share.

Dividends on the Common Stock

      The Company has not declared a cash dividend on its Common Stock in the last two fiscal years and the Company does not anticipate the payment of future dividends. There are no other restrictions that currently limit the Company's ability to pay dividends on its Common Stock other than those generally imposed by applicable state law.

Recent Sales of Unregistered Securities

      The Company engaged in an accredited investors offering ("Offering") of shares of its Common Stock, $0.001 par value ("Common Stock"), at sixty five cents (US$0.65) per share. The Offering was made pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933.

      Beginning on January 24, 2002 and concluding on March 19, 2002, pursuant to Rule 506 of the Securities Act of 1933, Five Million Two Hundred Fifty Thousand Five Hundred (5,250,500) shares of Common Stock ("Shares") were sold to a group of twenty-two (22) accredited foreign individuals or entities ("Foreign Investors") and two (2) accredited United States individuals ("U.S. Investors") for a total offering price of $3,412,825. A commission of eleven percent (11%) was paid to the European broker and the escrow agent utilized to effect these European sales. The proceeds from the U.S. Investors were not subject to a commission.

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Forward-looking Information

      This information statement contains forward-looking statements. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward- looking statements. These statements relate to future events or to our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. There are a number of factors that could cause our actual results to differ materially from those indicated by such forward-looking statements.

      Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance, or achievements. Moreover, the Company does not assume responsibility for the accuracy and completeness of such forward-looking statements. The Company is under no duty to update any of the forward-looking statements after the date of this information statement to conform such statements to actual results. The foregoing management's discussion and analysis should be read in conjunction with the Company's financial statements and the notes herein.

General

      The Company's operations for the first quarter of 2002 and throughout 2001 consisted of searching for a viable merger or acquisition candidate. This search successfully concluded when the Company executed the two (2) Production Sharing Contracts with CUCBM, and the Memorandum with Panjiang.

      Other than general corporate activities, including but not limited to the negotiation and consummation of the two Production Sharing Contracts and the memorandum of understanding, the Company has not engaged in any substantive business operations.

Results Of Operations

      The following discussion should be read in conjunction with the audited financial statements and notes thereto included in our annual report on Form 10-KSB for the fiscal year ended December 31, 2001; and should further be read in conjunction with the financial statements included in this report. Comparisons made between reporting periods herein are for the year ended December 31, 2001 as compared to the year ended December 31, 2000, and the three month period ended March 31, 2002 as compared to that same period in 2001. A meaningful comparison of the two three month periods cannot be achieved as there were no operations during the first quarter of 2001 versus our current focus in the first quarter of 2002 in the exploration, production, extraction and sale of coal bed methane gas.

Year Ended December 31, 2001 Compared To Year Ended December 31, 2000

      There were no revenues for the fiscal year ended December 31, 2001. The Company had a net loss of $14,716 for the fiscal year ended December 31, 2001 as compared to a net loss of $10,970 for the fiscal year ended December 31, 2000, resulting in a net loss per share of $0.01 each fiscal year.

      The net loss is attributable to the fact that there were no revenues and that there were legal and accounting expenses of $4,625 and trust and filing expenses of $16,304 for the fiscal year ended December 31, 2001. The majority of such expenses were paid in connection with the preparation and filing of the Company's 2001 initial public offering conducted in the State of Nevada, pursuant to an exemption provided by Rule 504 of Regulation D, promulgated under the Securities Act of 1933, as amended.

Three Month Period Ended March 31, 2001 Compared to Same Period in 2002

      The Company had no revenue or income for the quarter ended March 31, 2002 and no revenue for the first quarter in 2001. The Company's operating loss increased to $49,458 as of March 31, 2002 as compared to $5,508 at the end of the first quarter in 2001. The increase in the Company's operating loss is attributable to legal and accounting expenses which increased from $1,125 at the end of the first quarter in 2001 to $37,764 as of March 31, 2002, and professional services which increased from $4,119 as of March 31, 2001 to $9,663 at the end of the first quarter of 2002.

      The Company's current assets as of March 31, 2002 were $3,056,891 consisting entirely of cash received as a result of its Offering of Five Million Two Hundred Fifty Thousand Five Hundred (5,250,500) shares of Common Stock.

Capital Resources And Liquidity

Year Ended December 31, 2001 Compared To Year Ended December 31, 2000

      As of December 31, 2001, the Company's primary source of liquidity included cash and cash equivalents of $27,539, as compared to $43,159 as of December 31, 2000.

      The Company's accounts payable decreased to $600 as of the fiscal year ended December 31, 2001, as compared to $1,629 for the same period in 2000. Current liabilities due to a related party increased to $125 as of December 31, 2001, whereas no such balance existed as of December 31, 2000. These liabilities relate to reimbursement by the Company of expenses incurred by one of its directors on the Company's behalf.

      Shareholder's equity as of December 31, 2001, was $27,539, as compared to $41,159 as of December 31, 2000. This decrease is largely due to an increase in deficit accumulated during the development stage of $25,686 in the fiscal year ended December 31, 2001 as compared to $10,970 for the same period in 2000.

Three Month Period Ended March 31, 2001 Compared to Same Period in 2002

      During the three month period ended March 31, 2002, the Company engaged in an accredited investors offering ("Offering") of shares of our Common Stock. The Offering was made pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933. The Company sold Five Million Two Hundred Fifty Thousand Five Hundred (5,250,500) shares of Common Stock ("Shares") at sixty five cents (US$0.65) per share to a group of twenty-two (22) accredited foreign individuals or entities and two (2) accredited United States individuals for a total offering price of $3,412,825. The Offering was made pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933.

      Although there was a net loss from our operating activities, as a result of the Offering there was a dramatic increase in the Company's liquidity. Net cash provided from financing activities increased dramatically to $3,052,072 for the quarter ended March 31, 2002 from $0 for the same period in 2001.

      Net loss from operating activities increased to $22,720 for the first quarter of 2002 as compared to $6,691 for the three month period ended March 31, 2001.

      As of March 31, 2002, the Company had a total stockholder's equity of $3,029,428. The Company hopes to continue to improve its stockholder equity once it commences business operations in China and begins to realize revenues from the exploration, production, extraction and sale of coal bed methane gas.

      The Company anticipates that the commencement of its business operations in China will drastically increase expenses and if such operations are successful, revenues. Although the Company is confident that the Production Sharing Agreements will be ratified by MOFTEC and a final agreement memorializing the terms of the memorandum of understanding will be executed, no assurances can be given. In the event the Production Sharing Agreements are not ratified and a final agreement is not executed, the Company would have no business operations and would begin searching for a suitable merger or acquisition candidate.

      As a result of the Offering, the Company believes that its current cash position of approximately $3,000,000 will be sufficient to satisfy its operating needs for the next eighteen (18) months. The Company intends to utilize the proceeds raised to support its current business operations in China. If the proceeds are not enough to satisfy its operating needs and the Company is unable to generate revenues and/or obtain bank loans on favorable terms and/or sell additional shares of its equity securities to secure the cash required to conduct its business operations for the next eighteen (18) months, it could fail. Because the Company has just acquired a raw undeveloped potential natural resource which will require substantial exploration and development, it does not expect to generate meaningful revenues until at least October 2004. Expenses associated with the exploration and development are expected to exhaust the Company's cash reserves in approximately eighteen (18) months. Expenses beyond this time will have to be financed through cash flow, which may not yet be available if production and sales of coal bed methane gas are not significant, or through future financings of equity and/or debt.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Bill Jackson, the president of the Company, is executive vice president and chief financial officer for Quality Technologies, which subleases the office space to the Company in Houston. Bill Jackson is the father of Chris Jackson, the Company's vice president of corporate development.

                              FINANCIAL STATEMENTS

      The Company's financial statements for the fiscal year ended December 31, 2001, and the quarter ended March 31, 2002, are attached hereto beginning on page F-1.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      On May 10, 2002, Payne, Falkner, Smith & Jones, P.C. was selected by the Board as the Company's independent auditor for the current year. De Visser & Gray served as the Company's independent auditor for the most recent fiscal year. There was no disagreement with De Visser & Gray on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. De Visser & Gray's financial statements did not contain an adverse opinion or disclaimer of opinion. The change was prompted by the move of the Company's principal executive office from Vancouver, B.C., Canada to Houston, Texas. The decision to change accountants was approved by the Company's Board.

Audit Fees

      De Visser & Gray billed the Company an aggregate of $500 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year ended December 31, 2001.

      Payne, Falkner, Smith & Jones, P.C. billed the Company an aggregate of $1,200 in fees for professional services rendered in connection with the review of the Company's financial statements included in its Form 10-QSB for the quarterly period ended March 31, 2002.

Financial Information Systems Design and Implementation Fees

      De Visser & Gray did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2001 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

All Other Fees

      De Visser & Gray has not billed the Company any other fees for professional or other related services.

      The Company's Board of Directors has determined that the provision of services by De Visser & Gray and Payne, Falkner, Smith & Jones, P.C., as set forth above, is compatible with maintaining the principal accountant's independence.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      The Board of Directors has determined that there will be four (4) directors of the Company elected at the Annual Meeting. The Board of Directors has nominated Jawaharlal Gondi, Bill Jackson, Ramesh Kalluri, and Tun Aye Sai. In the absence of other instructions, the proxies will be voted for each of the individuals named, each of whom the Board proposes for election as a director of the Company. If elected, such individuals will serve until the next Annual Meeting of shareholders or until their successors are duly elected and qualified. All of the nominees are members of the present Board of Directors.

      The Board recommends a vote FOR the election of each of the nominees listed below.

Nomination of Directors

      All of the nominees for director are current directors of the Company. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

About the Directors

      Set forth below is biographical and other information about the persons who will make up the Board following the annual meeting, presuming election of the nominees named above. All Directors of the Company will hold office until the next annual meeting of shareholders of the Company or until successors are duly elected and qualified.

Name                    Age    Position(s) and Office(s)
----                    ---    -------------------------
Jawaharlal (Lal) Gondi  60     Chief Executive Officer, Chairman and a Director
Bill Jackson            57     President, Chief Operating Officer and a Director
Ramesh Kalluri          44     Secretary, Treasurer and a Director
Tun Aye Sai             55     Director of China Operations and a Director

      Jawaharlal (Lal) Gondi was appointed the Chief Executive Officer, Chairman and a director of the Company on December 31, 2001. Mr. Gondi is a geologist with an extensive financial background. He has eleven years of diverse mineral exploration experience and twenty- three years of corporate finance and investment knowledge of capital markets. He has served as director, senior officer or principal of a number of brokerage firms both in Canada & Europe. Mr. Gondi served as senior executive director of Union Capital, UK, a brokerage firm, from March 1993 to May 1997. He was self-employed from May 1997 to January 2001 trading public securities. Mr. Gondi has served on the board of directors and as the president of BPI Industries since January 2001, became its chairman in August 2001, and continued to serve in these positions until November 2001. He holds a Masters of Science degree in applied geology from Andhra University, Waltair, India and completed several advanced courses in geology & finance in North America.

      Bill Jackson was appointed the President, Chief Operating Officer and a director of the Company on December 31, 2001. Mr. Jackson has over thirty years of experience in the Engineering and Construction industry. He served as a vice president and the chief operating officer of the Shaw Group, an engineering and construction company, from November 1998 to June 1999. From February 2000 to present, Mr. Jackson has served as executive vice president and chief financial officer for Quality Technologies, an inspection services company. Prior to that, he also served as Vice President of Bechtel Corporation, Senior Vice President of Bechtel Services Corporation, and managed the Bechtel/Chevron Capital Projects Alliance, Worldwide Procurement and Contracts (including over 1,400 technical personnel), and a Joint Venture Company with EDS focused on Utility Plant Operations outsourcing. He was instrumental in the development and formation of the Bechtel worldwide contracts management organization. Mr. Jackson holds a Bachelor of Science degree from Texas A&M University, Commerce, Texas.

      Tun Aye Sai was appointed the Director of China Operations and a director of the Company on December 31, 2001. Mr. Sai has over 30 years of international mining and exploration experience. He has extensive experience in developing and managing mining projects in China and Southeast Asia. Mr. Sai has served as a director and consultant for Golden Pacific Resources since May 1994. He holds a Bachelor of Engineering degree in mining from Rangoon Institute of Technology, Rangoon, Burma and a post graduate diploma in management and administration from Institute of Economics, Rangoon, Burma.

      Ramesh Kalluri was appointed secretary, treasurer and a director of the Company on December 31, 2001. Mr. Kalluri has over eighteen years experience in environmental regulations, engineering/design management, construction, and start-ups. He was an engineer with Bechtel

Corporation from September 1991 to February 1998. He served as a vice president for GSG, an engineering company, from March 1998 to December 1998. Mr. Kalluri has been president of the Kalluri Group, an engineering company, since January 1999. He has also held senior engineering positions with Bechtel Corporation, Turner, Collie & Braden, Inc. and Jay Engineering. Mr. Kalluri holds a Bachelor of Science degree in civil engineering from Andhra University, Waltair, India and a Masters of Science in environmental engineering from McGill University.

Meetings and Committees of the Board of Directors

      The Board held one (1) meeting and took action by written consent one (1) time during fiscal 2001. All of the directors attended the meeting of the Board of Directors during fiscal 2001.

      The Company has no standing audit, compensation, or nominating committees, and no committees performing similar functions.

Directors' Compensation

      The Company's directors are not compensated for any meeting of the board of directors which they attend.

                               EXECUTIVE OFFICERS

Name                 Age      Position(s) and Office(s)
----                 ---      -------------------------
John Springsteen     32       Vice President and Chief Financial Officer
Chris Jackson        32       Vice President of Corporate Development
Joe Cooper           48       Vice President of Coal Bed Methane Operations

      John Springsteen was appointed the Vice President and Chief Financial Officer of the Company on December 31, 2001. Mr. Springsteen has over a decade of experience in international business, management consulting, and environmental engineering. He was a senior consultant for Ernst & Young from September 1996 to September 1998, a manager at the Chicago Group from September 1998 to September 2000, and a managing consultant at the Bridge Strategy Group from September 2000 to June 2001. From October 2001 to present he has served as a vice president of Value Partners Group. Mr. Springsteen holds a Bachelor of Science degree in civil and environmental engineering from the Massachusetts Institute of Technology and a Masters of Business Administration from the Kellogg Graduate School of Management at Northwestern University.

      Chris Jackson was appointed Vice President of Corporate Development of the Company on December 31, 2001. Chris Jackson is the son of Bill Jackson, the Company's president. Mr. Jackson has experience in the areas of business development, marketing, project management, and alliances and partnerships. He served as president of iCon Logistics, a transportation services company, from July 1999 to January 2000. From February 2000 to May 2001, Mr. Jackson was an executive vice president in sales for Quality Technologies. He served as a vice president for Infrastructure World, Inc., an Internet company from June 2001 to January 2002. Prior to 1999, he worked for Bechtel Corporation, Electronic Data Systems (EDS), and consulted to companies like Phelps Dodge, British Borneo, and Kaiser Aluminum. Mr. Jackson holds a Bachelor of Science degree in business administration and finance from Texas A&M University, Commerce, Texas.

      Joe Cooper was appointed Vice President of Coal Bed Methane ("CBM") Operations of the Company in April 2002. His responsibilities are centered around the exploration and development of the Company's CBM projects in the Yunnan and Guizhou provinces of the People's Republic of China. Mr. Cooper was the Exploration Manager for Anshutz Exploration Co. Gulf Coast from 2000 until he joined the Company in 2002. Between 1999 and 2000, he undertook several independent consulting assignments, which included evaluating CBM projects in Illinois, Indiana, and Kentucky in the Illinois Basin, and Arkoma and the Cherokee Basins in Oklahoma. Prior to that, he spent 20 years with Amoco Petroleum ("Amoco") and gained significant experience in CBM in the development of the Oak Grove Field in the Black Warrior Basin, Alabama. Throughout the 1990s, Mr. Cooper was involved with Amoco's entry into CBM exploration in China, India, South Africa, and Australia. Mr. Cooper held the position of Exploration Manager in both India and South Africa. During his tenure with Amoco, he was a member of the Amoco CBM Network of Excellence. Mr. Cooper currently serves on BPI Industries' advisory board. He holds a Master of Science degree in geology with honors from Memphis State University and a Bachelor of Arts in geology, magna cum laude, from the University of Tennessee, Chattanooga.

Compliance with Section 16(a) of the Exchange Act

      Based solely upon a review of forms 3, 4 and 5 furnished to the Company, the Company is not aware of any person, who at any time during the fiscal year ended December 31, 2001, was a director, officer, or beneficial owner of more than ten percent (10%) of the Common Stock of the Company, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 during such fiscal year.

                         COMPENSATION AND OTHER BENEFITS

Executive Compensation

      No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer of the Company during the fiscal years 2001 and 2000. The following table provides summary information for the years 2001 and 2000 concerning cash and noncash compensation paid or accrued by the Company to or on behalf of the Company's chief executive officer.

                           SUMMARY COMPENSATION TABLES

                 Annual Compensation
-----------------------------------------------------
     Name and                                                Other Annual
Principal Position  Year    Salary ($)     Bonus ($)       Compensation ($)
-------------------------------------------------------------------------------
    John Green,     2001      - 0 -          - 0 -              - 0 -
     President
-------------------------------------------------------------------------------
    John Green,     2000      - 0 -          - 0 -              - 0 -
     President
-------------------------------------------------------------------------------

         Long Term Compensation
-----------------------------------------
             Awards              Payouts
-----------------------------------------
                         Restricted Securities Underlying LTIP     All Other
Name and Principal         Stock          Options/       Payouts  Compensation
     Position      Year Award(s)($)       SARs(#)          ($)        ($)
-------------------------------------------------------------------------------
   John Green,     2001    - 0 -           - 0 -          - 0 -      - 0 -
    President
-------------------------------------------------------------------------------
   John Green,     2000    - 0 -           - 0 -          - 0 -      - 0 -
    President
-------------------------------------------------------------------------------


    Option/SAR Grants in Last Fiscal Year
             (Individual Grants)
---------------------------------------------
                                   Percent of Total
       Name           Number of      Options/SARs   Exercise of
                     Securities       Granted to     Base Price Expiration Date
                     Underlying   Employees In Fiscal  ($/Sh)
                   Options/SARs(1)       Year
--------------------------------------------------------------------------------
   Bill Jackson       1,000,000         25.1%       $0.65/Share January 29, 2009
--------------------------------------------------------------------------------
 John Springsteen      200,000           5.0%       $0.65/Share January 29, 2009
--------------------------------------------------------------------------------
   Chris Jackson       300,000           7.5%       $0.65/Share January 29, 2009
--------------------------------------------------------------------------------
 Jawaharlal Gondi     1,000,000         25.1%       $0.65/Share January 29, 2009
--------------------------------------------------------------------------------
    Tun Aye Sai        300,000           7.5%       $0.65/Share January 29, 2009
--------------------------------------------------------------------------------
  Mike McElwrath       100,000           2.5%       $0.65/Share January 29, 2009
--------------------------------------------------------------------------------
    Larry Izzo         30,000            0.8%       $0.65/Share January 29, 2009
--------------------------------------------------------------------------------
     Ben Malek         30,000            0.8%       $0.65/Share January 29, 2009
--------------------------------------------------------------------------------
  Ramesh Kalluri       150,000           3.8%       $0.65/Share January 29, 2009
--------------------------------------------------------------------------------
    Joe Cooper         600,000          15.0%       $0.65/Share January 29, 2009
--------------------------------------------------------------------------------
    Don Gunther        280,000           7.0%       $0.65/Share January 29, 2009
--------------------------------------------------------------------------------

      (1)These options to purchase shares of the Company's Common Stock were granted to these individuals on January 29, 2002 to reward them as incentive based stock options and to motivate these persons. These options to purchase shares vest in five (5) equal allotments with twenty percent (20%) vesting and being exercisable on July 29, 2002, and the remaining eighty percent (80%) vesting and being exercisable in four (4) equal annual increments beginning on January 29, 2003 and continuing until January 29, 2006. All of these options are exercisable until and expire on January 29, 2009. Because these options and the shares underlying these options are being provided as motivation to the individuals only, both the option and the underlying shares may not be sold, transferred, assigned, pledged for a loan, margined, hypothecated or exchanged, except pursuant to the laws of descent, for a period of two (2) years from the date of grant.

      Each of Mr. Gondi, Mr. Bill Jackson, Mr. Springsteen, Mr. Chris Jackson and Mr. Joe Cooper have signed offer letters with the Company. Pursuant to these letters, Mr. Gondi, Mr. Bill Jackson, Mr. Springsteen, Mr. Chris Jackson and Mr. Cooper have agreed to devote both business and professional time and efforts to the Company's business as its Chief Executive Officer, President/Chief Operating Officer, Chief Financial Officer, Vice President of Corporate Development, and Vice President of Coal Bed Methane Operations, respectively. Each may be entitled to receive, at the sole discretion of the Company's Board of Directors or a committee thereof, bonuses based on the achievement (in whole or in part) by the Company of its business plan and achievement by the employee of fixed personal performance objectives.

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Subject to ratification by the stockholders, the Board has selected Payne, Falkner, Smith & Jones, P.C., independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2002. Although stockholder approval of the Board of Directors' selection of Payne, Falkner, Smith & Jones, P.C. is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If the stockholders do not approve this proposal at the Annual Meeting, the Board of Directors may reconsider the selection of Payne, Falkner, Smith & Jones, P.C.

      Representatives of Payne, Falkner, Smith & Jones, P.C. are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives, if present, will be available to respond to appropriate questions from stockholders.

      Representatives of De Visser & Gray are not expected to be present at the Meeting.

      The Board recommends a vote FOR the ratification of the appointment of Payne, Falkner, Smith & Jones, P.C. as the Company's independent auditors.

                                 PROPOSAL NO. 3
                                 OTHER BUSINESS

      The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the meeting, it is intended that holders of proxies will act in accordance with their judgment on such matters.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

      Proposals of shareholders that are intended to be presented at the Company's next Annual Meeting must be received by the Company not later than February 4, 2003 in order to be included in the proxy statement and proxy relating to the meeting.

      Stockholders who wish to make a proposal at the next Annual Meeting of shareholders other than one that will be included in the Company's proxy materials should notify the Company not later than January 24, 2003 and no earlier than December 24, 2002. If a stockholder who wished to present a proposal fails to notify the Company by this date, the proxies that management solicits for that meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before that meeting. If a stockholder makes timely notification, the proxies may still exercise discretionary authority under circumstances consistent with the Securities and Exchange Commission's proxy rules.

                                  ANNUAL REPORT

      The Company will provide without charge to each shareholder of record as of May 17, 2002, upon the written request of such person, a copy of the Company's Form 10-KSB, including the financial statements, for the year ending December 31, 2001. A copy of any exhibit to the Company's Form 10-KSB may also be obtained from the Company at no charge upon written request for each such exhibit requested. Such written requests should be sent to Bill Jackson, President, Far East Energy Corporation, 400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060.

      BY THE ORDER OF THE BOARD OF DIRECTORS:

      /s/ Bill Jackson
      Bill Jackson, President
      Houston, Texas
      May 23, 2002

                                 EZFOODSTOP.COM
                          (A Development Stage Company)




                              FINANCIAL STATEMENTS
                           (Expressed in U.S. Dollars)




                                December 31, 2001
                                       and
              For the Period From Incorporation on February 4, 2000
                                       to
                                December 31, 2000

                                DE VISSER & GRAY
                              CHARTERED ACCOUNTANTS

                           401-905 West Pender Street
                             Vancouver, B.C., Canada
                                     V6C 1L6
                               Tel: (604) 687-5447
                               Fax: (604) 687-6737

AUDITOR'S REPORT

To the Stockholders of EZfoodstop.com

We have audited the balance sheets and statement of stockholders' equity of EZfoodstop.com as at December 31, 2001 and 2000 and the statements of operations and deficit and cash flows for the year ended December 31, 2001 and for the period from the date of incorporation on February 4, 2000 to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2001 and 2000 and the results of its operations and its cash flows for the year ended December 31, 2001 and for the period from the date of incorporation on February 4, 2000 to December 31, 2000 in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no established source of revenue and is dependent on its ability to raise substantial amounts of equity funds. This raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DeVisser & Gray
CHARTERED ACCOUNTANTS
/s/ DeVisser & Gray
Vancouver, British Columbia
January 11, 2002

                                 EZFOODSTOP.COM
                                  BALANCE SHEET
                                      As of
                                December 31, 2001

                                                          2001         2000
                                                         (US$)        (US$)
                                                      -----------  -----------

                                    ASSETS

Current Assets
      Cash                                            $   27,539   $   43,159

                                 LIABILITIES

Current Liabilities
      Accounts payable                                       600        1,629
      Due to related party (note 5)                          125           -
                                                      -----------  -----------
                                                             725        1,629

                             STOCKHOLDERS' EQUITY

Share Capital (note 4)
      Authorized: 100,000,000 common shares
        par value $0.001 per share
      Issued: 2,250,000 common shares                      2,250        2,250
      Additional paid-in capital                          50,250       50,250
      Deficit accumulated during the
      Development Stage                                  (25,686)     (10,970)
                                                      -----------  -----------
                                                          26,814       41,530

Continuance of Operations (note 3)                    $   27,539   $   41,159
                                                      ===========  ===========



Approved by the Director:
/s/ John Green









                    See notes to the financial statements

                                EZFOODSTOP.COM
                     STATEMENT OF OPERATIONS AND DEFICIT


                                                Cumulative Amounts
                                    Date of         For the          For the
                                 Incorporation     Year Ended      Period From
                                  (2/4/2000)       December 31     Inc.(2/4/00)
                                  to 12/31/01         2001         to 12/31/00
                                    (U.S.$)          (U.S.$)          (U.S.$)
                                  -------------   -------------   --------------

Expenses

Administrative and office          $       643     $        25     $       618
Advertising and promotion                  650             650              -
Bank charges and interest                  343             224             119
Legal and accounting                     4,625           2,825           1,800
Office equipment                           476              35             441
Office rent                              2,645           1,500           1,145
Trust and filing                        16,304           9,457           6,847

Net loss for the year/period           (25,686)        (14,716)        (10,970)

Deficit-beginning of year/period            -          (10,970)             -
                                  -------------   -------------   --------------
Deficit-end of year/period             (25,686)        (25,686)        (10,970)
                                  =============   =============   ==============

Basic and diluted weighted average
  number of shares outstanding       2,250,000       1,375,378
                                  =============   =============
Basic and diluted loss per share   $     (0.01)    $     (0.01)
                                  =============   =============














                    See notes to the financial statements

                                 EZFOODSTOP.COM
                             STATEMENT OF CASH FLOWS

                                                Cumulative Amounts
                                    Date of         For the          For the
                                 Incorporation     Year Ended      Period From
                                  (2/4/2000)       December 31     Inc.(2/4/00)
                                  to 12/31/01         2001         to 12/31/00
                                    (U.S.$)          (U.S.$)          (U.S.$)
                                  -------------   -------------   --------------

Cash Provided By (Used For):

Operating Activities

Net loss for the year/period       $   (25,686)   $    (14,716)   $    (10,970)

Adjustment to reconcile net loss to cash:
(decrease) increase in
  accounts payable                         600          (1,029)          1,629
increase in due to
  related party                            125             125              -
                                  -------------   -------------   --------------
                                       (24,961)        (15,620)         (9,341)
Financing Activity

Proceeds from the issue
  of share capital                      52,500              -           52,500
                                  -------------   -------------   --------------
Net Cash (used) provided
during the year/period                  27,539         (15,620)         43,159

Cash-beginning of
  year/period                               -           43,159              -
                                  -------------   -------------   --------------

Cash-end of year/period            $    27,539    $     27,539    $      43,159
                                  =============   =============   ==============











                    See Notes to the Financial Statements

                                 EZFOODSTOP.COM
            STATEMENT OF STOCKHOLDERS' EQUITY For the Period from the
                    Date of Incorporation (February 4, 2000)
                              to December 31, 2001


                                          Additional                  Total
                                Common     Paid-in    Accumulated  Stockholders'
                                 Stock     Capital      Deficit       Equity
                              ----------  ----------  -----------  -------------

                                 U.S.$       U.S.$       U.S.$         U.S.$

Shares issued                     2,250      50,250           -         52,500

Net loss                             -           -       (10,970)      (10,970)
                              ----------  ----------  -----------  -------------
Balance, Dec. 31, 2000            2,250      50,250      (10,970)       41,530

Net loss                             -           -       (14,716)      (14,716)
                              ----------  ----------  -----------  -------------
Balance, Dec. 31, 2001            2,250      50,250      (25,686)       26,814
                              ==========  ==========  ===========  =============











                     See Notes to the Financial Statements

                                 EZFOODSTOP.COM
                          (A Development Stage Company)
                        Notes to the Financial Statements
             For the Year December 31, 2001 and For the Period from
             Incorporation on February 4, 2000 to December 31, 2000


1.    THE CORPORATION AND ITS BUSINESS

The Company was incorporated as Egoonline.com in the State of Nevada, United States of America on February 4, 2000 under the Nevada Revised Statutes, Chapter 78, Private Companies, and changed its name to EZfoodstop.com on April 26, 2000.

The Company has offices in Reno, Nevada, U.S.A. and Vancouver, B.C. The Company is in its development stage and to date its activities have been limited to initial organization and capital formation.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

These financial statements have been prepared in United States of America dollars using United States of America Generally Accepted Accounting Principles.

Accounting Method

The Company records income and expenses on the accrual method.

Fiscal Year

The fiscal year end of the Company is December 31.

Net Loss Per Share

Basic loss per share includes no dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding in the period. Diluted earnings per share reflects the potential dilution of securities that could occur if securities or other contracts (such as stock options and warrants) to issue common stock were exercised or converted into common stock. The Company has no outstanding stock options or warrants.

Financial Instruments

Unless otherwise indicated, the fair value of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

Statement of Cash Flows

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Use of Estimates

The preparation of the Company's financial statements in conformity with United States Generally Accepted Accounting Principles requires the Company's management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.    GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company currently has no source of revenue. The ability of the Company to continue as a going concern is dependent upon its ability to raise substantial amounts of equity funds for use in administrative and investment activities.

4.    SHARE CAPITAL

Authorized

The authorized share capital consists of 100,000,000 shares of common stock with a par value of $0.001.

Issued

1,250,000 common shares were issued at $0.002 per share for a consideration of $2,500.

1,000,000 common shares were issued at $0.05 per share for a consideration of $50,000.

5.    RELATED PARTY TRANSACTION

All transactions with related party have occurred in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related party. The year end balances referred to below are non-interest bearing, payable on demand and have arisen from the provision of services, loan advances, and expense reimbursements described.

The Company was charged an aggregate of $2,418 during the year ended December 31, 2001 (year ended December 31, 2000 - $1,017) by a director for rent and reimbursement of expenses incurred on its behalf. At December 31, 2001, the Company owed this director $125 (2000 - $Nil).

6.    SUBSEQUENT EVENTS

On January 10, 2002, the Company changed its name to Far East Energy
Corporation.

                           FAR EAST ENERGY CORPORATION
                          (A Development Stage Company)




                              FINANCIAL STATEMENTS
                           (Expressed in U.S. Dollars)




                                 March 31, 2002

                              FAR EAST ENERGY CORP.
                            (formerly EZFoodstop.com)
                          (A Development Stage Company)
                                  Balance Sheet
                                At March 31, 2002


                                                                       (U.S.$)
                                                                     (unaudited)
                                     ASSETS

Current Assets
   Cash                                                               3,056,891
                                                                     ===========

                                  LIABILITIES

Current Liabilities
   Accounts Payable                                                      27,463
                                                                     -----------
                              STOCKHOLDERS' EQUITY

Share Capital (note 4)
   Authorized: 100,000,000 common shares, par value $0.001 per share
   Issued:  45,750,500 common shares                                     45,751
   Additional paid in capital                                         3,058,822
   Deficit accumulated during the Development Stage                     (75,144)
                                                                     -----------
                                                                      3,029,428
                                                                     -----------
Continuance of Operations (note 3)                                    3,056,891
                                                                     ===========

                              FAR EAST ENERGY CORP.
                            (formerly EZFoodstop.com)
                          (A Development Stage Company)
                Statements of Operations and Accumulated Deficit
          For the Three Months Ended March 31, 2002 and March 31, 2001

                                             Cumulative
                                               Amounts
                                               Date of
                                            Incorporation
                                           (February 4, 2000)
                                            to March 31,   For the Three Months Ended
                                                2002               March 31,
                                               (U.S.$)              (U.S.$)
                                             (unaudited)          (unaudited)
                                           -------------------------------------------
                                                                 2002          2001
                                                              ----------    ----------
Expenses
    Administrative and office                          643             -             -
    Advertising and promotion                          650             -             -
    Bank charges                                       456           113            46
    Legal and accounting                            42,389        37,764         1,125
    Miscellaneous                                      434           434            10
    Postage and Delivery                                19            19             -
    Office equipment                                   476             -             -
    Office rent                                      2,895           250             -
    Professional services                            9,663         9,663         4,119
    Trust and filing                                17,519         1,215           208
                                                ----------    ----------    ----------
Net income (loss) for the period                   (75,144)      (49,458)       (5,508)
Deficit - beginning of period                            -       (25,686)      (10,970)
                                                ----------    ----------    ----------
Deficit - end of period                            (75,144)      (75,144)      (16,478)
                                                ==========    ==========    ==========

Weighted average number of shares outstanding (note 4)        45,750,500    40,500,000
                                                              ==========    ==========
Loss per share                                              $      (0.00)  $     (0.00)
                                                              ==========    ==========


                              FAR EAST ENERGY CORP.
                            (formerly EZFoodstop.com)
                          (A Development Stage Company)
                        Statement of Stockholders' Equity
                  For the Period from the Date of Incorporation
                (February 4, 2000) to March 31, 2002 (unaudited)

                                                                            Total
                                   Common    Additional     Accumulated  Stockholders'
                                    Stock   Paid-in-Capital   Deficit        Equity
                                    U.S.$       U.S.$          U.S.$         U.S.$
                                ---------- ---------------- ------------ -------------
Shares issued                       2,250       50,250              -         52,500
Net income (loss)                       -            -        (10,970)       (10,970)
                                ---------- ---------------- ------------ -------------
Balance, December 31, 2000          2,250       50,250        (10,970)        41,530

Net income (loss)                       -            -        (14,716)       (14,716)
                                ---------- ---------------- ------------ -------------
Balance, December 31, 2001          2,250       50,250        (25,686)        26,814

18 for 1 Stock Split               38,250      (38,250)                           -
Shares issued                       5,251    3,046,822                     3,052,072
Net income (loss)                       -            -        (49,458)       (49,458)
                                ---------- ---------------- ------------ -------------
Balance, March 31, 2002            45,751    3,058,822        (75,144)     3,029,428
                                ========== ================ ============ =============


                              FAR EAST ENERGY CORP.
                            (formerly EZFoodstop.com)
                          (A Development Stage Company)
                            Statements of Cash Flows
          For the Three Months Ended March 31, 2002 and March 31, 2001

                                                Cumulative
                                                  Amounts
                                                  Date of
                                               Incorporation
                                             (February 4, 2000)  For the Three Months Ended
                                             to March 31, 2002            March 31,
                                                  (U.S.$)                  (U.S.$)
                                                (unaudited)              (unaudited)
                                            -------------------  --------------------------
                                                                     2002           2001
                                                                 -------------  -----------
Cash Provided By (Used For):

Operating Activities
    Net loss for the period                           (75,144)       (49,458)       (5,508)
    Adjustment to reconcile net loss to cash:
      - increase in accounts payable                   27,463         26,738        (1,183)
                                                   ------------  -------------  -----------
                                                      (47,681)       (22,720)       (6,691)

Financing Activity
    Proceeds from the issue of share capital        3,104,572      3,052,072
                                                   ------------  -------------  -----------

Net cash provided (used) during the period          3,056,891      3,029,352        (6,691)
Cash - beginning of period                                            27,539        43,159
                                                   ------------  -------------  -----------
Cash - end of period                                3,056,891      3,056,891        36,468
                                                   ============  =============  ===========


                              FAR EAST ENERGY CORP.
                            (formerly EZFoodstop.com)
                          (A Development Stage Company)
                        Notes to the Financial Statements
              For the Three Months Ended March 31, 2002 (unaudited)

1.    THE CORPORATION AND ITS BUSINESS

      The Company was incorporated as Egoonline.com in the State of Nevada, United States of America on February 4, 2000 under the Nevada Revised Statutes, Chapter 78, Private Companies, and changed its name to EZfoodstop.com on April 26, 2000. EZFoodstop.com changed its name to Far East Energy Corporation on January 10, 2002.

      The Company has offices in Houston, Texas and Reno, Nevada. The Company is in its development stage and to date its activities have been limited to initial organization and capital formation.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

      These financial statements have been prepared in United States of America dollars using United States of America Generally Accepted Accounting Principles.

      Accounting Method

      The Company records income and expenses on the accrual method.

      Fiscal Year

      The fiscal year end of the Company is December 31.

      Net Loss Per Share

      Basic loss per share includes no dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding in the period. Diluted earnings per share reflects the potential dilution of securities that could occur if securities or other contracts (such as stock options and warrants) to issue common stock were exercised or converted into common stock. The Company has no outstanding stock options or warrants.

      Financial Instruments

      Unless otherwise indicated, the fair value of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

      Statement of Cash Flows

      For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

      Use of Estimates

      The preparation of the Company's financial statements in conformity with United States Generally Accepted Accounting Principles requires the Company's management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.    GOING CONCERN

      The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company currently has no source of revenue. The ability of the Company to continue as a going concern is dependent upon its ability to raise substantial funds for use in development activities.

4.    SHARE CAPITAL

      Authorized

      The authorized share capital consists of 100,000,000 shares of common stock with a par value of $0.001.

      Issued

      Prior to an 18 for 1 forward stock split:

            1,250,000 common shares were issued at $0.002 per share for a consideration of $2,500. 1,000,000 common shares were issued at $0.05 per share for a consideration of $50,000.

      Subsequent to an 18 for 1 forward stock split:

            5,250,500 common shares were issued at $0.65 per share. Net of expenses associated with the offering, consideration to the Company was $3,052,072.

                           FAR EAST ENERGY CORPORATION
                   400 N. Sam Houston Parkway East, Suite 205
                              Houston, Texas 77060
                                   ***PROXY***

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints John Springsteen as Proxy, with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the Annual Meeting of shareholders (the "Meeting") of the Company to be held Friday, June 14, 2002 at 2:00 p.m. (CDT), at the Sofitel Hotel, 425 North Sam Houston Parkway, East, Houston, Texas 77060, or any adjournments thereof, to vote the shares of Common Stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of Common Stock of the Company as the undersigned may otherwise be entitled to vote on the record date for Meeting with all powers the undersigned would possess if personally present at the Meeting, with respect to the matters set forth below and described in the Notice of the Annual Meeting of shareholders dated May 23, 2002, and the accompanying Proxy Statement of the Company.

   1. Election of the Board of Directors until the next Annual Meeting.
      [  ] For all nominees listed below (except as marked to the contrary)
                            For the nominee   Against the nominee   Abstain
      1. Jawaharlal Gondi         [  ]                [  ]            [  ]
      2. Bill Jackson             [  ]                [  ]            [  ]
      3. Ramesh Kalluri           [  ]                [  ]            [  ]
      4. Tun Aye Sai              [  ]                [  ]            [  ]

   2. Ratification of the employment of Payne, Falkner, Smith & Jones, P.C. as the Company's independent auditor for the fiscal year ending December 31, 2002.
                             For [  ]         Against [  ]          Abstain [  ]

   3. Any other business as may properly come before the meeting or any adjournment thereof.
                             For [  ]         Against [  ]          Abstain [  ]

   4. Mark "FOR" to enroll this account to receive certain future shareholder communications in a single package per household. Mark "AGAINST" if you do not want to participate. To change your election in the future, call (713) 586-1900.
                             For [  ]         Against [  ]          Abstain [  ]

   In His Discretion, the Proxy Is Authorized to Vote upon Such Other Business That May Properly Come Before the Meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS LISTED. IF NO DIRECTIONS ARE GIVEN BY THE PERSON(S) EXECUTING THIS PROXY, THE SHARES WILL BE VOTED IN FAVOR OF ALL LISTED PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR ALL PROPOSALS.

   Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated                        , 2002
      -----------------------


------------------------------  ------------------------  ----------------------
Please Print or Type Your Name  Signature                 Number of Shares Voted

   PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY TO THE ADDRESSEE IN THE ENCLOSED STAMPED ENVELOPE.

   If you have had a change of Address, please print or type your new address(s) in the space below:

                           FAR EAST ENERGY CORPORATION
                   400 N. Sam Houston Parkway East, Suite 205
                              Houston, Texas 77060
                            Telephone: (713) 586-1900

     Consent to Electronic Delivery of Corporate Information to Shareholders

For your convenience, we are now offering you, as a Far East Energy Corporation ("Far East") shareholder, the option of viewing future Far East corporate information, including Annual Reports and Proxy Statements, on the Internet. You can access them at your convenience and easily print them if you wish. The best part is that you would receive the information earlier than ever before.

Please note that this is a global consent to receive all corporate information
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please note that consenting to this service could subject you to costs
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If your Far East stock is held directly with a broker, please contact ADP
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If you would like to receive future corporate information via Far East's web
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mail, please enter your name and Tax Payer ID # or Social Security # below:

      Tax Payer ID# or Social Security #:__________________________

      Name(s) on Account: _____________________________________

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Date:____________________           ________________________________________
                                    Signature

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                           Far East Energy Corporation
                   400 N. Sam Houston Parkway East, Suite 205
                              Houston, Texas 77060